Inventories, Net	12 Months Ended
Dec. 31, 2014
Inventories, Net
4.	INVENTORIES, NET

Inventories consisted of the following:

	December 31,
	2013	2014
Raw materials	$15,620	$9,692
Finished goods	2,952	4,854
Work in progress	1,132	147

Less: inventory provision	(6,128)	(4,597)

Inventories, net	$13,576	$10,096

Movement of allowance for inventory was as follows:

	2012	2013	2014
Balance at beginning of the year	$1,985	$4,646	$6,128
Charge to expenses	3,142	1,475	1,643
Written-off	(549)	(149)	(3,019)
Exchange difference	68	156	(155)

Balance at end of the year	$4,646	$6,128	$4,597

During 2012, 2013 and 2014, the Group recorded provisions for obsolete inventories of $3,142, $1,475 and $1,643, respectively, which were included in cost of sales. The increase in the allowance for inventory was mainly due to the obsolete inventories that were not technologically suitable for future productions.